UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

TruGolf Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 North 1400 West Centerville, Utah	84014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 298-1997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	TRUG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 19, 2024, TruGolf Holdings, Inc. (the “Company”) received a written notification from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, based on the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, the Company’s stockholders’ equity was ($10,508,104), and therefore, the Company was not in compliance with Nasdaq Global Market’s Listing Rule 5450(b)(1)(A), which requires a $10,000,000 minimum stockholders’ equity standard. The Notice has no immediate effect on the listing or trading of the Company’s Class A common stock on The Nasdaq Global Market and the Class A common stock will continue to trade under the symbol “TRUG”.

Pursuant to Nasdaq Marketplace Rule 5810(c)(2)(C), the Company has been provided 45 calendar days, or until November 18, 2024, to supply a specific plan to regain compliance with all Nasdaq Global Market listing requirements and the Company’s time frame to complete its plan. If the plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of the Notice, or until April 1, 2025, to evidence compliance. If the plan is not accepted, the Company will have the right to appeal and the Class A common stock would remain listed on The Nasdaq Global Market until the completion of the appeal process. To regain compliance, the Company must have stockholders’ equity of at least $10 million.

The Company is currently evaluating various alternative courses of action to regain compliance, and the Company intends to submit a plan with Nasdaq before November 18, 2024 to maintain its Nasdaq listing. There can be no assurance that the Company will be able to regain compliance with the minimum stockholders’ equity requirement or maintain compliance with the other listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2024	TRUGOLF HOLDINGS, INC.

	By:	/s/ Brenner Adams
	Name:	Brenner Adams
	Title:	Chief Growth Officer